Exhibit 99.1
MAGELLAN
   Health Services                                News Release
                                                  6950 Columbia Gateway Drive
                                                  Columbia, MD 21046
                                                  www.magellanhealth.com

FOR IMMEDIATE RELEASE
---------------------

                                 BONDHOLDER CONTACT:    Bill Forrest
                                                        Gleacher Partners, LLC
                                                        212-418-4200

                                 SHAREHOLDER CONTACT:   Melissa Rose
                                                        410-953-1218

                                 MEDIA CONTACT:         Erin Somers
                                                        410-953-2405


                 MAGELLAN HEALTH SERVICES PLAN OF REORGANIZATION
                   GAINS SUPPORT OF LARGEST UNSECURED CREDITOR

-- COMPANY REMAINS ON SCHEDULE FOR CONFIRMATION AND EMERGENCE FROM CHAPTER 11 --
--------------------------------------------------------------------------------

COLUMBIA, Md. - September 30, 2003 - Magellan Health Services, Inc. (OCBB: MGLH) today announced that it has gained the support of its largest unsecured creditor, R2 Investments LDC, for the Company's Third Amended Plan of Reorganization as modified in documents filed Thursday, September 25, 2003 with the U.S. Bankruptcy Court for the Southern District of New York and that R2 has indicated its intention to vote in favor of the Plan.

The Official Committee of Unsecured Creditors appointed in Magellan's Chapter 11 case has already endorsed the Plan and has strongly recommended that all creditors vote in favor of it.

The deadline for voting on the Plan is September 30, 2003. A hearing on confirmation of the Plan is scheduled for October 8, 2003.

The Plan, if consummated, will result in a reduction in debt of approximately $600 million and $150 million of new equity invested in Magellan. If the Plan is approved by all classes of creditors, all aspects of the Plan can be implemented, including provision of 1.3% and 0.3% of the new common stock in reorganized Magellan to the Company's existing preferred and common stockholders, respectively, which would not be permitted if the Plan were to be approved over the objection of any creditor class.

In order to address R2's concerns, Magellan agreed to make certain non-material modifications to the Plan, including expanding the Board of Directors of reorganized Magellan from seven to nine members. Three of the nine initial members will be appointed by the Official Committee of Unsecured Creditors, two of whom have already been selected by the Committee and are acceptable to R2; four will be appointed by Onex Corporation, which is investing or backstopping the $150 million equity investment; and two will be members of management. In addition, stockholders of reorganized Magellan will be afforded certain tag-along rights and R2 was granted rights to participate in certain future investments in Magellan by Onex, if any. The details of the modifications to the Plan have been filed with the Bankruptcy Court of the Southern District of New


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MAGELLAN HEALTH SERVICES PLAN OF REORGANIZATION
GAINS SUPPORT OF LARGEST UNSECURED CREDITOR
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York. R2 has agreed to withdraw all objections to the Plan and its recent appeal of the Bankruptcy Court's decision denying termination of Magellan's exclusivity period. R2 holds $212.5 million in 9% senior subordinated notes and $29.8 million in 9 3/8% senior notes.

Steven J. Shulman, chief executive officer of Magellan, said, "We are very pleased to have gained the support of R2 for our Plan of Reorganization. This development clearly paves the way for full acceptance of our Plan, and for all of the Company's creditor classes to receive the full benefits of the Plan. Magellan is positioned to exit bankruptcy with a stronger balance sheet, greater financial flexibility and the support and involvement of sophisticated business partners who share our confidence in Magellan's future as the leader of its industry."

Gleacher Partners LLC is serving as financial advisor to Magellan Health Services, and Weil, Gotshal & Manges LLP is bankruptcy counsel to Magellan Health Services. Houlihan Lokey Howard & Zukin is serving as financial advisor to the Official Committee of Unsecured Creditors and Akin, Gump, Strauss, Hauer & Feld, L.L.P. is serving as counsel to the Committee.

About Magellan: Headquartered in Columbia, Md., Magellan Health Services (OCBB:
MGLH), is the country's leading behavioral managed care organization. Its customers include health plans, corporations and government agencies.

Safe Harbor Statement: Bankruptcy law does not permit solicitation of acceptances of the Plan of Reorganization except pursuant to the Disclosure Statement relating to the Plan of Reorganization approved by the Court as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan of Reorganization. On August 19, 2003, the Bankruptcy Court approved the Company's Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization and authorized a balloting and solicitation process that commenced on August 29, 2003 and will conclude on September 30, 2003. A hearing on confirmation of the Third Amended Joint Plan of Reorganization is scheduled to commence in the Bankruptcy Court on October 8, 2003. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan, which can only occur based on the official disclosure statement package that was mailed on August 29, 2003. The Company will emerge from Chapter 11 if and when the Plan receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.

Certain of the statements made in this document including the approval of the Plan and the success of any restructuring constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward-looking statements including: the ability to obtain the acceptances from its creditors necessary to consummate the proposed restructuring, confirmation and consummation of the Proposed Plan of Reorganization, service issues arising with certain customers, terminations by customers, operating results or cash flows differing from those contemplated or implied by such forward-looking statements, the impact of new or amended laws or regulations, governmental inquiries, outcome of ongoing litigation, interest rate increases, unanticipated increases in the costs of care and other factors.


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MAGELLAN HEALTH SERVICES PLAN OF REORGANIZATION
GAINS SUPPORT OF LARGEST UNSECURED CREDITOR
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Similarly, these and other factors set forth in the Company's SEC filings, including the terms of the final reorganization plan ultimately confirmed by the Bankruptcy Court, can affect the value of the Company's various pre-petition liabilities, common stock and/or other securities. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the existing common stock or any claims relating to pre-petition liabilities and/or other Magellan securities. Any forward-looking statements made in this document are also qualified in their entirety by these risks and the complete discussion of risks set forth under the caption "Cautionary Statements" in Magellan's Transition Report on Form 10-K for the transition period from October 1, 2002 to December 31, 2002 filed with the Securities and Exchange Commission on August 12, 2003.


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